UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2021

Ring Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36057	90-0406406
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Hughes Landing Blvd. Suite 900

The Woodlands, TX 77380

(Address of Principal Executive Offices)

(281) 397-3699

Registrant’s Telephone Number, Including Area Code

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Ring Energy, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) in The Woodlands, Texas, on May 25, 2021. As of the record date of April 12, 2021, the Company had 99,181,587 shares of common stock outstanding. A total of 58,035,002 shares (59%) were present at the 2021 Annual Meeting by proxy or in person.

The following matters, detailed descriptions of which are contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2021 (the “2021 Proxy Statement”), as well as the Additional Proxy Soliciting Materials filed on April 26, 2021 and April 30, 2021, were voted on at the 2021 Annual Meeting:

(1)	Election of seven directors to serve on the Company’s Board of Directors until the 2022 Annual Meeting of Stockholders;
(2)	Non-binding advisory vote to approve the compensation of the Company’s named executive officers;
(3)	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
(4)	Approval of the Company’s 2021 Omnibus Incentive Plan; and,
(5)	Advisory proposal regarding the frequency of the advisory vote on named executive officer compensation.

The Company’s stockholders approved proposals (1), (2), (3), and (4) and recommended 1 year regarding proposal (5) listed above. The following tables provide the results of each voting proposal:

Proposal 1 – Election of Directors.

The Company’s stockholders voted to elect John A. Crum, Richard E. Harris, Paul D. McKinney, Thomas L. Mitchell, Anthony B. Petrelli, Regina Roesener, and Clayton E. Woodrum as directors of the Company. The votes for each were as follows:

Directors	Votes For	Votes Withheld	Broker Non-Votes
John A. Crum	25,687,095	7,882,580	24,465,327
Richard E. Harris	25,705,603	7,864,072	24,465,327
Paul D. McKinney	25,725,496	7,844,179	24,465,327
Thomas L. Mitchell	25,651,057	7,918,618	24,465,327
Anthony B. Petrelli	25,333,244	8,236,431	24,465,327
Regina Roesener	25,725,875	7,843,800	24,465,327
Clayton E. Woodrum	25,754,319	7,815,356	24,465,327

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation.

The Company’s stockholders approved, on a non-binding advisory basis, the overall compensation of the Company’s named executive officers. The results of the vote on the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,227,189	1,712,625	7,629,861	24,465,327

Proposal 3 – Ratification of the Appointment of Grant Thornton LLP as the Company’s Auditors for the Fiscal Year Ending December 31, 2021.

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the vote on the proposal were as follows:

Votes For	Votes Against	Abstentions
55,732,891	2,230,592	71,519

Proposal 4 – Approval of the Company’s 2021 Omnibus Incentive Plan.

The Company’s stockholders approved, on a non-binding advisory basis, the Company’s 2021 Omnibus Incentive Plan. The results of the vote on the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,711,848	1,849,148	7,008,679	24,465,327

Proposal 5 – Advisory proposal regarding the frequency of the advisory vote on named executive officer compensation.

The Company’s stockholders recommended, on a non-binding advisory basis, the frequency of the advisory vote on named executive officer compensation. The results of the vote on the proposal were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
25,013,527	350,540	1,028,831	7,176,777	24,465,327

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Ring Energy, Inc.

Dated: May 27, 2021	By:	/s/ Paul D. McKinney

Name: Paul D. McKinney

Title: Chief Executive Officer